Statements of Operations - USD ($)	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
Other income (expense):
Net loss	$ (52,845)	$ (101,993)	$ (59,511)
Foreign currency translation adjustment	41,620	(73,921)	(51,940)
Yangshuo County Xing Yuan Lead-Zinc Mine Co., Ltd. [Member]
Revenue			56,567
Cost of revenue
Gross profit			56,567
Operating expenses
General and administrative expenses	(79,670)	(136,777)	(117,181)
Loss from operations	(79,670)	(136,777)	(60,614)
Other income (expense):
Interest income	367	18	18
Interest expense	(14,223)	(18,840)	(21,382)
Other expense			(318)
Other income	40,681	53,606	22,785
Total other income (expense)	26,825	34,784	1,103
Loss before income taxes	(52,845)	(101,993)	(59,511)
Income taxes
Net loss	(52,845)	(101,993)	(59,511)
Foreign currency translation adjustment	41,620	(73,921)	(51,940)
Comprehensive loss	$ (11,225)	$ (175,914)	$ (111,451)